UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2006

iPAYMENT, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-50280
(Commission File Number)
62-1847043
(I.R.S. Employer Identification Number)
40 Burton Hills Boulevard, Suite 415
Nashville, TN 37215
(Address and zip code of principal executive offices)
(615) 665-1858
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
In re iPayment, Inc. Stockholders Litigation, Chancery Court for Davidson County, 20th Judicial District, State of Tennessee, Lead Case No. 05-1250-I
Stipulation of Settlement
On April 28, 2006, all parties to the above-referenced litigation agreed to a compromise and settlement of the litigation and executed a Stipulation of Settlement (the “Stipulation”). The Stipulation does not affect the consideration to be paid to the stockholders of iPayment (the “Company”) in the proposed merger of iPayment MergerCo, Inc. with and into the Company (the “Transaction”) pursuant to the Agreement and Plan of Merger, dated as of December 27, 2005, among the Company, iPayment Holdings, Inc. (the “Buyer”) and iPayment MergerCo, Inc. (the “Merger Agreement”). The Stipulation is not an admission of liability by the defendants.
The Stipulation describes the Company’s consideration and implementation of certain comments by plaintiffs’ counsel with respect to the provisions of the Merger Agreement and the disclosures in the related proxy statement on Schedule 14A (the definitive version of which was mailed to stockholders on or about April 6), all of which was undertaken by the parties during the course of settlement negotiations. The Stipulation also includes an agreement that would, subject to certain conditions and limitations, require the Buyer to pay to plaintiffs a portion of certain profits realized from a sale of 50% or more of the Company or its assets within nine months following the closing of the transaction. The Company has agreed to pay plaintiffs’ counsel attorneys’ fees and expenses of $1.3 million in connection with the settlement. The settlement remains subject to the closing of the Transaction, confirmatory discovery by the plaintiffs and court approval.
This summary of the Stipulation does not purport to be complete and is qualified in its entirety by the Stipulation, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

Exhibit 99.1	Stipulation of Settlement, In re iPayment, Inc. Stockholders Litigation, Civil Action No. 05-1250-I (Chancery Court for Davidson County, 20th Judicial District, Tennessee)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPAYMENT, INC.
Date: May 1, 2006	By:	/s/ Afshin M. Yazdian
		Name:	Afshin M.Yazdian
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 99.1	Stipulation of Settlement, In re iPayment, Inc. Stockholders Litigation, Civil Action No. 05-1250-I (Chancery Court for Davidson County, 20th Judicial District, Tennessee